                                                                   EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of May 14, 1999, is entered into among DOSKOCIL MANUFACTURING COMPANY, a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (collectively, the "Lenders"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as the Administrative Agent (in said capacity, the "Administrative Agent").

         A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 19, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of February 10, 1999 (the "Credit Agreement;" the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B.  The Borrower, the Lenders and the Administrative Agent desire to
(i) amend the Credit Agreement and (ii) waive certain Events of Default under the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

         1.       AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 7.12 of the Credit Agreement is hereby amended to read as follows:

             "Section 7.12 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (a)
         1.00 to 1 for the fiscal quarters ending June 30, 1999 and September 30, 1999 and (b) 1.25 to 1 at the end of any fiscal quarter thereafter."

         (b) Section 7.13 of the Credit Agreement is hereby amended to read as follows:

             "Section 7.13 Interest Coverage Ratio. At the end of each fiscal quarter occurring below or at the end of each fiscal quarter occurring during the periods indicated below, the Borrower shall not permit the Interest Coverage Ratio to be less than the ratio set forth below opposite such fiscal quarter or the period in which such fiscal quarter occurs:


              Fiscal Quarter or Period                                                        Ratio
              ------------------------                                                        -----

At June 30, 1999 and September 30, 1999                                                     1.20 to 1

From and including December 31, 1999 and thereafter                                         1.75 to 1"

         (c) Article 7 of the Credit Agreement is hereby amended by adding a new Section 7.19 thereto to read as follows:

             "Section 7.19 Minimum EBITDA. The Borrower shall not permit EBITDA to be less than (a) $5,000,000 for the fiscal quarter ending June 30, 1999, (b) $9,500,000 for the fiscal quarter ending September 30, 1999 and (c) $12,000,000 for the fiscal quarter ending December 31, 1999."

         (d) Section 8.1 of the Credit Agreement is hereby amended by (i) deleting "or" after the end of clause (m) thereof, (ii) deleting "." at the end of clause (n) thereof and inserting "; or" in lieu thereof, and (iii) adding a new clause (o) thereto to read as follows:

             "(o) The Borrower shall fail to deliver to the Lenders by August 15, 1999 a certificate signed by the chief financial officer of the Borrower certifying that (i) the Borrower will be able to perform computer accounting functions necessary to successfully close the month of July, 1999 for accounting purposes in order to meet the requirements of Section 6.1 of the Credit Agreement for the month of July, 1999 and (ii) the chief financial officer is not aware of any matters related to the Borrower's computer accounting systems conversion that could reasonably be expected to delay the production of accounting information of the Borrower and its Subsidiaries in order to comply with the requirements of the Credit Agreement or otherwise have a Material Adverse Effect."

         (e) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this Second Amendment.

             2. WAIVER. The Lenders hereby waive the Event of Default that occurred under the Credit Agreement as a result of the failure of the Borrower to comply with Sections 7.12, 7.13 and 7.19 of the Credit Agreement at the fiscal quarter ending March 31, 1999. The waiver provided herein does not (a) affect any other covenants or provisions of the Credit Agreement and (b) relate to any fiscal quarter-end other than March 31, 1999.

             3. COOPERATION BY BORROWER. The Borrower (a) acknowledges that the Administrative Agent shall engage a management consultant firm or group ("Management Consultant Firm") to conduct a review of management, sales and marketing, systems, financial projections and liquidity of the Borrower and its Subsidiaries and (b) agrees to fully cooperate at all times with the Management Consultant Firm, the Administrative Agent and each Lender in connection with such review. Notwithstanding anything in Section 5.7 of the Credit Agreement to the contrary and the waiver of the Events of Default provided herein, the Borrower agrees to pay all reasonable out-of-pocket expenses of the Administrative Agent (including the fees and expenses of the Management Consultant Firm) and each Lender in connection with such review or any other visits and inspections related thereto conducted by the Administrative Agent and each Lender. The

Borrower acknowledges that the breach by the Borrower of its covenants and agreements set forth in this Section 3 shall constitute an Event of Default under the Credit Agreement.

         4. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1 and the waiver contemplated by the foregoing Section 2:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this Second Amendment, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

         (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required that has not been obtained for the execution, delivery or performance by the Borrower of this Second Amendment.

         5. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of May 14, 1999, subject to the following:

         (a) the Administrative Agent shall have received a counterpart of this Second Amendment executed by Lenders comprising the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower;

         (c) the representations and warranties set forth in Section 4 of this Second Amendment shall be true and correct; and

         (d) the Administrative Agent and the Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Lenders, such other documents and certificates as the Administrative Agent shall require.

         6. AMENDMENT FEE. The Borrower covenants and agrees to pay an amendment fee to the Lenders which execute and deliver this Second Amendment to the Administrative Lender (or its counsel) not later than 5:00 p.m., Dallas time, May 14, 1999 in an amount equal to the product of (a) 0.05% multiplied by
(b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than one Business Day after the date which this Second Amendment becomes effective. The Borrower agrees that the failure to pay the amendment fee provided in this Section 6 shall be an Event of Default under
Section 8.1(b)(ii) of the Credit Agreement.

         7.  REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Second Amendment.

         (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

         9. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         10. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

         11. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

-------------------------------------------------------------------------------
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
-------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

BORROWER:                              DOSKOCIL MANUFACTURING COMPANY



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

ADMINISTRATIVE AGENT:              NATIONSBANK, N.A. as the Administrative Agent



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


LENDERS:                           NATIONSBANK, N.A., as a Lender, Swing Line
                                   Bank and Issuing Bank



                                   By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       ARCHIMEDES FUNDING, LLC

                                       By: ING Capital Advisors, LLC
                                           As Collateral Manager


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       COMERICA BANK-TEXAS



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       MARINE MIDLAND BANK



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       IMPERIAL BANK, A CALIFORNIA BANKING
                                       CORPORATION



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       CREDITANSTALT CORPORATE FINANCE, INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       FLEET CAPITAL CORPORATION



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       PRIME INCOME TRUST



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       KZH-SOLEIL CORPORATION



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       ML CLO XII PILGRIM AMERICA (CAYMAN)
                                       LTD.

                                       By: Pilgrim Investments, Inc., as its
                                           Investment Manager



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       ML CBO IV (CAYMAN) LTD.

                                       By: Highland Capital Management, L.P., as
                                           Collateral Manager



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                   EXHIBIT F

                             COMPLIANCE CERTIFICATE


NationsBank, N.A.,                                              ________, _____
 as Administrative Agent
901 Main Street, 14th Floor
Dallas, Texas 75202

Attention: Marie T. Lancaster

         This Compliance Certificate is made as of _______________, ______. The undersigned certifies that the calculations set forth herein are true, accurate, and complete, and are made in accordance with the provisions of the Credit Agreement among Doskocil Manufacturing Company, Inc., NationsBank, N.A., as Administrative Agent, and Lenders, dated as of September 19, 1997 (as amended, modified or supplemented, "Credit Agreement"). All defined terms used herein but not specifically defined shall have the meanings set forth in the Credit Agreement.


1.       Borrowing Base.  [to be completed monthly]

         Borrower hereby represents and warrants that the following Borrowing Base Report is true and correct in all respects as of ___________, _____ (the "Reporting Date"). The Borrowing Base is determined as follows:

A.       ELIGIBLE ASSETS                                                                                      ($000s)

         1.       All Accounts                                                                                $__________

         2.       Less ineligible Accounts (without duplication)

                  a.       Accounts to which Borrower or a Subsidiary does not               $_________
                           have lawful and absolute title

                  b.       Accounts which are not the valid, legally enforceable             $_________
                           obligation of the account debtor for goods or services
                           delivered or rendered to such Person

                  c.       Accounts owed by a creditor of Borrower or a                      $_________
                           Subsidiary to the extent that such Account equals the
                           amount owed to such creditor

                  d.       Portion of Accounts subject to any asserted dispute,              $_________
                           offset, discount, counterclaim, or other claim or
                           defense of account debtor or to any asserted claim on
                           the part of the account debtor denying liability under
                           such Account

                  e.       Accounts which Borrower or any Subsidiary may not                 $_________
                           assign or grant a security interest to Administrative
                           Agent

                  f.       Accounts not evidenced by an invoice rendered to the              $_________
                           account debtor

                  g.       Accounts evidenced by chattel paper, promissory                   $_________
                           notes, or other instruments or the result of a
                           conditional sales agreement

                  h.       Accounts subject to a Lien in favor of any Person                 $_________
                           other than Administrative Agent other than Permitted
                           Collateral Liens

                  i.       Accounts due and payable for more than 90 days from               $_________
                           the invoice date

                  j.       Accounts of account debtors primarily conducting                  $_________
                           business in and organized under a jurisdiction outside
                           the United States (other than Canada) and which are
                           not insured or supported by an irrevocable letter of
                           credit

                  k.       Accounts where the account debtor is a Tribunal                   $_________

                  l.       Accounts where the account debtor is the subject of a             $_________
                           proceeding under a Debtor Relief Law

                  m.       Accounts of account debtors (excluding Kmart                      $_________
                           Receivable) who have more than 15% of accounts due
                           and payable for more than 90 days and which are not
                           insured from the invoice date

                  n. Accounts not subject to a fully perfected first priority $ security interest in favor of Administrative Agent

                  o.       Accounts where the account debtor is an Affiliate or              $_________
                           employee

                  Ineligible Accounts                                                                         $_________

         3.       Eligible Accounts [(1) - (2)]                                                               $_________

         4.       Eligible Accounts includible in Borrowing Base [80% x                                       $_________
                  (3)]

B.       ELIGIBLE INVENTORY

         1.       All Inventory                                                                               $_________

         2.       Less ineligible Inventory (without duplication)

                  a.       50% Work-in-Progress                                              $_________

                  b.       Obsolete Inventory                                                $_________

                  c.       Consignment Inventory                                             $_________

                  d.       Demonstration and display Inventory                               $_________

                  e.       Inventory to which Borrower or any Subsidiary does                $_________
                           not have lawful and absolute title

                  f.       Inventory subject to a Lien in favor of any Person                $_________
                           other than Administrative Agent, other than Permitted
                           Collateral Liens

                  g.       Defective or unmerchantable Inventory                             $_________

                  h.       Inventory located outside the United States                       $_________

                  i.       Inventory located in leased facilities for which a                $_________
                           Landlord's Waiver has not been delivered to
                           Administrative Agent

                  j.       Inventory not subject to a fully perfected first priority         $_________
                           security interest in favor of Administrative Agent

                  k.       The sale of such Inventory, upon an Event of Default,             $_________
                           is subject to a Necessary Authorization restriction or
                           limitation

                  Ineligible Inventory (sum of a. through k.)                                                 $_________

         3.       Eligible Inventory [(1) - (2)]                                                              $_________

         4.       Eligible Inventory includible in Borrowing Base [50% x (3)]                                 $_________

C.       BORROWING BASE

         1.       Eligible Accounts includible in Borrowing Base (A.4.)                                       $_________

         2.       Eligible Inventory includible in Borrowing Base (B.4.)                                      $_________

         Borrowing Base [(1) + (2)]                                                                           $_________

2.       Covenant Calculations..  [To be completed quarterly except M.]

A.       Leverage Ratio.

         1.       Total Debt

                  a.       Indebtedness for borrowed money                                   $_________

                  b.       Capitalized Lease Obligations                                     $_________

                  c.       Obligations evidenced by bonds, debentures, notes or              $_________
                           other similar instruments

                  d.       Obligations to pay the deferred purchase price of                 $_________
                           property or services other than trade payables incurred
                           in the ordinary course of business

                  e.       Total Debt [(a) + (b) + (c) + (d)]                                                 $_________

         2.       EBITDA

                  a.       Pretax Net Income (excluding therefrom, to the extent             $_________
                           included in determining Pretax Net Income, any item
                           of extraordinary gain, including net gains on the sale
                           of assets other than asset sales in the ordinary course
                           of business, and adding thereto, to the extent included
                           in determining Pretax Net Income, any items of
                           extraordinary loss, including net losses on the sale of
                           assets other than asset sales in the ordinary course of
                           business)

                  b.       Interest expense (including in respect of Capitalized             $_________
                           Lease Obligations)

                  c.       EBIT Special Adjustments

                           (1)      Management fees in favor of Westar Capital               $_________
                                    not to exceed $450,000

                           (2)      Relocation costs related to integration of               $_________
                                    Borrower and Dogloo not to exceed $825,000

                           (3)      Transaction fees and expenses related to                 $_________
                                    Dogloo and Doskocil Transaction

                           (4)      Schedule 9 Items                                         $_________

                           (5)      Excess of Westar Capital management fees                 $_________
                                    accrued over such fees paid

                           (6)      Excess of Westar Capital management fees                 $_________
                                    paid over such fees accrued

                           (7)      [(1) + (2) + (3) + (4) + (5) - (6)]                      $_________

                  d.       Depreciation                                                      $_________

                  e.       Amortization                                                      $_________

                  f.       Other non-cash charges                                            $_________

                  g.       EBITDA  [(a) + (b) + (c) + (d) + (e) + (f)]                                        $_________

         3        Leverage Ratio [(1) : (2)]                                                                  _____ to 1

B. Section 7.1(c). Capitalized Lease Obligations and Indebtedness to purchase property, plant and equipment

         1.       Maximum ($10,000,000 minus Indebtedness pursuant to                                         $_________
                  Section 7.1(h) and 7.1(m))

         2.       Actual                                                                                      $_________

         3.       Difference [(1) - (2)]                                                                      $_________

C. Section 7.1(h). Indebtedness incurred or assumed in respect of Acquisitions

         1.       Maximum ($10,000,000 minus Indebtedness pursuant to                                         $_________
                  Section 7.1(c) and 7.1(m))

         2.       Actual                                                                                      $_________

         3.       Difference [(1) - (2)]                                                                      $_________

D.       Section 7.1(m).  Other Indebtedness

         1.       Maximum ($10,000,000 minus Indebtedness pursuant to                                         $_________
                  Section 7.1(c) and 7.1(h))

         2.       Actual                                                                                      $_________

         3.       Difference [(1) - (2)]                                                                      $_________

E. Section 7.3(f). Investments and expenditures in respect of Acquisitions of non-Domestic Subsidiaries

         1.       Maximum                                                                                     $10,000,000

         2.       Actual                                                                                      $_________

         3.       Difference [(1) - (2)]                                                                      $_________

F.       Section 7.3(h).  Investments of non-cash consideration in sales

         1.       Maximum                                                                                     5,000,000

         2.       Actual                                                                                      $__________

         3.       Difference [(1) - (2)]                                                                      $__________

G.       Section 7.3(j).  Other Investments

         1.       Maximum                                                                                     $2,500,000

         2.       Actual                                                                                      $__________

         3.       Difference [(1) - (2)]                                                                      $__________

H.       Section 7.7.  Capital Expenditures (From September 19, 1997)

         1.       Maximum ($25,000,000 + Net cumulative revenues                                              $__________
                  multiplied by .05)

         2.       Actual                                                                                      $__________

         3.       Difference [(1) - (2)]                                                                      $__________

I.       Section 7.8.  Restricted Payments

         1. Purchases and redemptions of officers, directors and employees stock

                  a.       Maximum                                                                            $2,500,000

                  b.       Actual                                                                             $__________

         2.       Redemptions and repurchases required under Second
                  Securityholders Agreement

                  a.       Maximum                                                                            $250,000

                  b.       Actual                                                                             $__________

         3.       Dogloo Transaction Restricted Payments

                  a.       Maximum (Base Amount, exclusive of accrued                                         $36,882,000
                           dividends)

                  b.       Actual                                                                             $__________

         4.       Additional redemptions of capital stock

                  a.       Maximum                                                                            $2,400,000

                  b.       Actual                                                                             $__________

         5.       Advisory Fees to Specified Investors

                  a.       Maximum per fiscal year                                                            $600,000

                  b.       Actual                                                                             $__________

J.       Section 7.11.  Leverage Ratio

         1.       Maximum

                  a.       At December 31, 1999 and March 31. 2000                                            5.50 to 1

                  b.       At June 30, 2000                                                                   5.00 to 1

                  c.       From and including September 30, 2000 and                                          4.50 to 1
                           thereafter

         2.       Actual (2.A.3. above)                                                                       _____ to 1

K.       Section 7.12.  Fixed Charge Coverage Ratio

         1.       Minimum

                  a.       At June 30, 1999 and September 30, 1999                                            1.00 to 1

                  b.       For each fiscal quarter thereafter                                                 1.25 to 1

         2.       Actual

                  a.       Cash Flow

                           (1)      EBITDA (2.A.2.g. above)                                                   $__________

                           (2)      Lease expense                                                             $__________

                           (3)      Cash income tax paid                                                      $__________

                           (4)      Total Cash Flow [(1) + (2) - (3)]                                         $__________

                  b.       Fixed Charges

                           (1)      Scheduled principal payments in respect of               $__________
                                    Indebtedness

                           (2)      Interest expense (including interest expense             $__________
                                    pursuant to Capitalized Lease Obligations)

                           (3)      Operating Lease Expense                                  $__________

                           (4)      Fixed Charges [(1) + (2) + (3)]                                           $__________

                  c.       Fixed Charge Coverage Ratio [K.2.a.(4) to k.2.b.(4)]                               _____ to 1

L.       Section 7.13.  Interest Coverage Ratio

         1.       Minimum

                  a.       At June 30, 1999 and September 30, 1999                                            1.20 to 1

                  b.       From and including December 31, 1999 and thereafter                                1.75 to 1

         2.       Actual

                  a.       EBITDA (2.A.2.g. above)                                                            $__________

                  b.       Interest expense (including interest expense pursuant                              $__________
                           to Capitalized Lease Obligations)

                  c.       Interest Coverage Ratio [L.2.a to L.2.b.]                                          _____ to 1

M.       Section 7.19.  Minimum EBITDA

         1.       Minimum

                  a.       At June 30, 1999                                                                   $5,000,000

                  b.       At September 30, 1999                                                              $9,500,000

                  c.       At December 31, 1999                                                               $12,000,000

         2.       Actual EBITDA (2.A.2.g. above)                                                              $__________

N.       Excess Cash Flow.  [To be completed annually.]

         1.       Net Operating Cash Flow

                  a.       Net Income                                                                         $__________

                  b.       Depreciation, amortization and other non-cash                                      $__________
                           charges

                  c.       Net losses on asset sales and non-cash asset write                                 $__________
                           downs

                  d.       Capital Expenditures                                                               $__________

                  e.       Scheduled principal payments on Indebtedness                                       $__________

                  f.       Net gain on asset sales                                                            $__________

                  g.       Net Operating Cash Flow [(a) + (b) + (c) - (d) - (e) -                             $__________
                           (f)]

         2.       Cash Acquisition Consideration                                                              $__________

         3.       Voluntary prepayments of Indebtedness which cannot be                                       $__________
                  reborrowed

         4.       Restricted Payments                                                                         $__________

         5.       Excess Cash Flow [1. - 2. - 3. - 4.]                                                        $__________



         The undersigned hereby further certifies to the following as of the date of this Certificate:

         The undersigned has reviewed the relevant terms of this Certificate and has made, or caused to be made, under his/her supervision, a review of the transactions and condition of the Borrower from the beginning of the accounting period covered by the financial statements being delivered herewith to the date of this Certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default.

         The Borrower is in compliance in all material respects with all of the terms and conditions of the Credit Agreement and other Loan Documents.

         The financial statements delivered to Administrative Agent have been prepared according to GAAP applied on a consistent basis in all material respects with those previously delivered.

                                       DOSKOCIL MANUFACTURING
                                       COMPANY, INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------